SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                  -------------

                                    Form 8-K
                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                         Securities Exchange Act of 1934


      Date of  Report                                        April 12, 1999


                         Commission file number 0-17981

                             Alchemy Holdings, Inc.
             (Exact Name of Registrant as specified in its charter)

         Florida                                             59-1886450
(State of Incorporation)                                (IRS Identification No.)

                             3025 N.E., 188th Street
                             Aventura, Florida 33180
                                  305/931-4564
         (Registrant's Address, including ZIP Code and telephone number)


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Item 5. Other Events

     On or about October 25, 1997, Alchemy Holdings, Inc. (the "Company") and Cigarette Racing Team, Inc. (individually, "Cigarette" and collectively, the "Companies") entered into a letter of intent to merge the Company into Cigarette via a reverse acquisition (the "Merger").

     The Merger was subject to the requisite approvals of the Boards of Directors' and shareholders' of both Companies and also required the effectiveness of a registration statement/ prospectus/proxy statement on Form S-4, initially filed with the Securities and Exchange Commission (the "Commission") on May 6, 1998 (the "Form S-4 Registration Statement"). At the time the Form S-4 Registration Statement was first filed, both Companies' management expected and anticipated that the Merger would be effective by the end of the Companies' 1998 fiscal years (September 30th).

     The Companies began to integrate their operations in anticipation of the Merger's effectiveness and in consideration of the fact that: (i) Cigarette, through direct and indirect means, was responsible for more than 90% of the Company's revenue; (ii) the Company's employees were in essence becoming Cigarette's employees as Cigarette had informally leased them from the Company to perform boat manufacturing services as a result of increased sales and a limited available work-force; (iii) the Company was unable to maintain its own market share due to decreasing sales; (iv) scales of economy would substantially reduce the Company's expenses in the short-term and stabilize the Company's revenues in the long-term; and (v) the majority shareholders and directors of both Cigarette and the Company, respectively, had approved the merger in principal.

     On June 25, 1998, the Company filed a registration statement on Form S-8 (the "June 25th Form S-8 Registration Statement") with the Commission which registered 200,000 shares of the Company's common stock, par value $.001 per share (the "Shares"), which were issued to the Company's employees pursuant to an Employees Stock Payment Plan (the "Plan") adopted by the Company's Board of Directors on January 2, 1998. The June 25th Form S-8 Registration Statement registered the Shares which upon effectiveness were issued in the Plan's name. The terms of the Plan contemplated that the Company's employees could authorize the Company to serve as their agent to facilitate the sale of the Shares on behalf of the employees.

     Immediately   after  the  June  25th  Form  S-8  Registration   Statement's
effectiveness, the Company as agent for and on behalf of the employees, sold the Shares at a price of $2.00 per share, or a total of $400,000 (the "Proceeds").

     The Proceeds were then placed into a segregated Company bank account for the purpose of satisfying payroll obligations of the Companies.

     Although the Merger did not become effective by September 30, 1998, the distinctions between the Company and Cigarette had become blurred and the Companies had been acting as one on a "de facto" basis, which due to common management was accomplished without formal documentation.



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     The  following   table  sets  forth  the  dates  and  amounts  of  proceeds transferred by the Company to Cigarette in order to facilitate the payment of payroll by Cigarette. After each of such transfers, Cigarette paid the net payroll due the Companies' employees, in full satisfaction of their net wages earned to that date, after deduction for amounts withheld to satisfy all federal and state tax requirements:

         June 16,1998                      $32,985.05
         June 23,1998                       33,556.39
         June 30,1998                       42,210.78
         July 10,1998                       30,282.13
         July 13,1998                       27,161.34
         July 21,1998                       30,294.91
         July 28,1998                       34,178.33
         August 6,1998                      30,488.55
         August 11,1998                     31,321.49
         August 18,1998                     31,029.72

     In addition, on August 24, 1998, the Company transferred $25,000.00 from the Proceeds to Cigarette in order to facilitate the payment of a portion of the Companies payroll by Cigarette. Immediately thereafter, Cigarette paid $28,628.60, $25,000.00 of which was from the Proceeds, minus any funds withheld to satisfy all federal and state tax requirements, to the Companies' employees in full satisfaction of their net wages earned to that date.

     As of September 30, 1998, the remaining portion of the Proceeds, after the above transfers were completed, was used to purchase a certificate of deposit equal to approximately $51,000.00. Such certificate of deposit was then deposited in the Company's segregated bank account for future payroll expenses which have not yet been incurred.

     On October 15, 1998, the Company filed a registration statement on Form S-8 (the "October 15th Form S-8 Registration Statement") with the Commission which registered 265,000 shares of the Company's common stock (the "October S-8 Shares"). Collectively, the June 25th and October 15th Form S-8 Registration Statements shall be referred to herein as the "Registration Statements". 25,000 shares of the October S-8 Shares were issued to the Company's attorneys as payment for services rendered. The remaining 240,000 shares of the October S-8 Shares were issued to the Company's employees pursuant to the Plan. On two occasions a total of 130,000 shares of the October S-8 Shares were sold at a price of $2.00 per share. The proceeds from the sale of those shares were subsequently transferred to Cigarette and used solely to satisfy the Companies' payroll as such expenses became due. The remaining balance of 110,000 shares have not been sold.

     As a result of the substantial integration of operations between the Companies on or about April 12, 1999, the Company determined that the Plan should be amended to clearly include Cigarette's employees as Employees Who May Participate In The Plan (as defined in the Plan) and that an amendment to the Registration Statements be filed reflecting such change in the Plan.

     On April 13, 1999, the Company filed an amendment to the Registration Statements with the amended definition of Employees Who May Participate In The Plan. Such amendment was intended to be retroactive to January 2, 1998, the date that the Plan was adopted.

     The Company has been advised that the sale of common stock registered in the Registration Statements may constitute a violation of the registration requirements under the Securities Act of 1933, as amended and furthermore, the use of the resulting proceeds may have represented an improper application of employee benefit funds. Management of the Company, as concurred by counsel, does not believe that the Company has violated any applicable requirements or otherwise acted improperly; however, there can be no assurance in this regard.

                                    SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                     Alchemy Holdings, Inc.
                                                     (Registrant)


                                            By:      \s\ Craig N. Barrie
                                                     ---------------------------
                                                     Craig N. Barrie
                                                     Chairman of the Board and
                                                     President


Date:    April 12, 1999